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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): November 7, 2001


                              AGL RESOURCES INC.
              (Exact Name of Registrant as Specified in Charter)

          Georgia                      1-14174                   58-2210952
(State or Other Jurisdiction     (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)

      817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia  30308
      (Address of Principal Executive Offices)                  (Zip Code)


                                 (404) 584-9470
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.   Other Events

          See the press release attached hereto as Exhibit 99
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AGL RESOURCES INC.
                              (Registrant)


                              /S/ Richard T. O'Brien
                              ----------------------------
                              Richard T. O'Brien
                              Executive Vice President and
                              Chief Financial Officer

Date:  November 7, 2001
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EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

  99 Press release regarding AGL Networks plans to acquire Fiber Optic Network from ACSI Network Technologies.